UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On July 11, 2025, EON Resources Inc. (the “Company”) entered into a Note Purchase Agreement (the “NPA”) with White Lion Capital, LLC (“White Lion”) whereby the Company will issue and sell convertible promissory notes in an aggregate principal amount of up to $1,200,000 (the “Notes”). On July 11, 2025, the Company issued a convertible promissory note in the aggregate principal amount of $600,000 to White Lion (the “Initial Note”) pursuant to an initial closing in exchange for funding of $564,000 in cash from White Lion. Pursuant to the NPA, the Company granted White Lion a right until July 11, 2026, to conduct a second closing (the “Second Closing”) whereby White Lion may purchase an additional convertible promissory note in the aggregate principal amount of $600,000 in exchange for funding of $564,000 in cash from White Lion with such convertible promissory note being on the same terms as the Initial Note (the “Second Note,” and together with the Initial Note, the “Notes”). The Second Closing is subject to customary closing conditions, in addition to White Lion’s right to exercise its right to conduct a Second Closing.

Pursuant to the NPA, the Company agreed to file with the Securities and Exchange Commission (“SEC”), within 60 days after execution of the NPA, a registration statement on Form S-1 covering the resale of the Notes and any Class A Common Stock of the Company issuable upon conversion of the Notes. In addition, the Company granted a right of first refusal until July 11, 2026 to White Lion, whereby, if the outstanding balance on the Notes is greater than $250,000 and the Company intends to enter into a Variable Rate Transaction (as defined in the NPA), the Company must first present the terms of such Variable Rate Transaction to White Lion and White Lion shall have the option, in its sole discretion, to fund all or any portion of the contemplated Variable Rate Transaction. Otherwise, the NPA contains customary representations and warranties and covenants.

The Initial Note matures on January 7, 2027 and accrues interest at a rate of 5% per annum simple interest on the principal amount of the Initial Note; provided however, that in the event that the resale of the shares of Class A Common Stock issuable upon conversion of the Initial Note have not been effectively registered with the SEC by the six month anniversary of issuance, the interest rate of the Initial Note shall be 10% per annum simple interest retroactive to the date of issuance; provided, further that upon the occurrence of an event of default under the Initial Note, interest will accrue on at the highest rate allowable under applicable laws. The Initial Note may not be prepaid by the Company without first obtaining the written consent of White Lion.

White Lion has the right, at any time until complete satisfaction of the amounts owed under the Initial Note, to convert any amounts owed under the Initial Note into Class A Common Stock of the Company at a conversion price (the “Conversion Price”) equal to the greater of: (i) $0.25 or (ii) the lower of (A) the Fixed Conversion Price (as defined below) or (B) 90% multiplied by the lowest closing price of the Class A Common Stock during the ten trading days prior to the subject conversion date (representing a discount rate of 10%). The “Fixed Conversion Price” is the lower of (x) $0.75 or (y) the closing price of the Class A Common Stock on the 60th day following the date that the SEC has declared the registration statement required by the NPA effective for resales of the shares by White Lion. The Conversion Price shall be automatically adjusted equitably for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, as well as combinations, recapitalization, reclassifications, extraordinary distributions and similar events. At no time may White Lion hold or be required to take more than 4.99% (or up to 9.99% at the election of White Lion pursuant to the Initial Note) of the outstanding Class A Common Stock.

Pursuant to the Initial Note, unless and until an event of default occurs under the Initial Note, White Lion has agreed that it shall not, on any single trading day, sell shares of Class A Common Stock issued upon conversion of the Initial Note in amounts in excess of 7% of the average trading volume of the Class A Common Stock for the two preceding trading days, unless the trading volume for the given day is greater than 1,000,000 shares.

The Initial Note contains customary events of default and is not secured by any assets of the Company.

The Company issued the Initial Note, and will issue the Second Note and any shares of Class A Common Stock issuable upon conversion of the Notes, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing description of the NPA and the Initial Note is qualified in its entirety by reference to the full text of the NPA and the form of Note, copies of which are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
10.1†	Note Purchase Agreement by and between EON Resources Inc. and White Lion Capital, LLC dated July, 11, 2025.
10.2	Form of Note issuable to White Lion Capital, LLC pursuant to Note Purchase Agreement dated July 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 17, 2025	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

3